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                       SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of Earliest Event Reported) November 6, 1997

                                 MED/WASTE, INC.

             (Exact name of registrant as specified in its charter)
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
                  DELAWARE                                0-22294                           65-0297759
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(State or other jurisdiction of incorporation)      (Commission File No.)       (IRS Employer Identification No.)
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                3890 N.W. 132nd Street, Opa Locka, Florida 33054
              ----------------------------------------------------
              (Address of principal executive office and Zip Code)



Registrant's telephone number, including area code:         (305) 688-3931
                                                     --------------------------



                                 NOT APPLICABLE
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)








                             Exhibit Index on Page 6


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Item 2.        Acquisition or Disposition of Assets.

               On November 10, 1997, Med/Waste, Inc., a Delaware corporation, (the "Company"), through a wholly owned subsidiary Safety Disposal System of Pennsylvania, Inc. ("SDS") purchased substantially all of the assets and business of Bonham Management Group, Inc., a Virginia corporation ("BMG") pursuant to an Asset Purchase Agreement dated May 29, 1997 (the "Agreement"). A copy of the Agreement is attached hereto as Exhibit 2.1 and incorporated hereby by this reference. The summary of the terms of the Agreement contained in this Form 8-K is qualified in its entirety by the more detailed information contained in the Agreement.

               The assets purchased by the Company from BMG consist primarily of equipment, vehicles, machinery, furniture, fixtures, leasehold improvements and intangible assets used in connection with the management of a medical waste autoclave treatment facility located in Marcus Hook, Pennsylvania (the "Business"). The Company received an assignment of all contractual rights relating to the operation of BMG's business and its customers, including the management agreement for the autoclave facility. the Company also received a non-competition agreement from BMG's principal.

               The purchase price for the Business and the non-competition agreement amounted to $850,000 in cash and 200,000 shares of Company common stock, $.001 par value. The Company received credits at closing amounting to $250,000 for necessary repairs and maintenance at the autoclave facility, as well as miscellaneous credits for advances made under the management agreement described below. The consideration paid by the Company for BMG's assets and Business was determined in arms-length negotiations between representatives of the Company and BMG. The cash portion of the purchase price was paid from the net proceeds of private placement of Series A preferred stock completed in October 1997.

               Following the closing, William F. Bonham entered into an employment agreement with the Company whereby Mr. Bonham serves as the Company's Vice President of Operations.

               There is no material relationship between BMG, its affiliates and the Company or affiliates thereof, except as follows:

               (a) In April 1997, the Company loaned $125,000 to Bonham Environmental Services, Inc., ("BESI") the sole shareholder of BMG, secured by the capital stock of BMG. the Company received a credit against the cash portion of the purchase price for the outstanding balance of such loan.

               (b) On June 1, 1997, SDS and BMG entered into a management agreement whereby SDS managed the Business in exchange for the net profits losses derived from such operations. the management agreement was terminated effective the closing date of the acquisition.

               (c) In August 1997, the Company loaned $150,000 to William F. Bonham, the principal shareholder of BESI, secured by the capital stock of BESI. The Company received a credit against the cash portion of the purchase price for the outstanding balance of such loan.

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               (d) From time to time prior to the closing, the company and its subsidiaries delivered medical waste to BMG's autoclave facility at Marcus Hook, Pennsylvania for treatment on commercially reasonable terms.

               The Company intends to operate the assets acquired in a similar manner as BMG utilized such assets prior to the transaction described herein.

               In a related transaction, on November 6, 1997, the Company purchased the real property and certain assets of the autoclave facility from an unrelated third party. the company paid aggregate consideration of $1.4 million, consisting of $900,000 in cash at closing and a $500,000 purchase money note secured by the real property. The purchase money note is payable monthly over five(5) years without interest. The consideration paid by the Company for such assets was determined in arms-length negotiations between representatives of the Company and the owner. The cash portion of the purchase price was paid from the net proceeds of private placement of Series A preferred stock completed in October 1997.

               There is no material relationship between the owner of such assets, its affiliates and the Company or affiliates thereof. A copy of the agreements are attached hereto as Exhibits 2.2 and 2.3 and incorporated hereby by this reference. The summary of the terms of the agreements contained in this Form 8-K is qualified in its entirety by the more detailed information contained in the agreements.







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Item 7.        Financial Statements and Exhibits:

               (a) It is impractical to provide the required financial statements of BMG at the time this Current Report on Form 8-K is being filed. The required financial statements will be filed at such time as the financial statements became available, but in no event later than sixty (60) days following the date that this Form 8-K is required to be filed.

               (b) It is impracticable to provide the pro forma consolidated financial statements of Med/Waste, Inc. and BMG at the time this Current Report on Form 8-K is being filed. The required pro forma consolidated financial statements of Med/Waste, Inc. and BMG will be filed at such time as the pro forma financial statements become available, but in no event later than sixty
(60) days following the date that this Form 8-K is required to be filed.

               (c)     Exhibits.

                       2.1 Asset Purchase Agreement dated as of September 9, 1997 by and between Med/Waste, Inc. and Environmental Waste Reduction, Inc.

                       2.2 Agreement For Purchase of real Property between Med/Waste, Inc. and Kurt Scheuermann dated May 15, 1997.

                       2.3 Asset Purchase Agreement between Med/Waste, Inc. and K. S. Processing, Inc. dated May 15, 1997

Certain related transaction documents attached to the Asset Purchase Agreement between the company and BMG are not being filed herewith. The Company undertakes to furnish a copy of any omitted exhibit or schedule to the Commission upon request, pursuant to Item 601(b)(2) of Regulation S-B. The following is a list of the omitted exhibits and schedules to the Asset Purchase Agreement:

DISCLOSURE SCHEDULE

               EXHIBITS

               Unaudited Financial Statements of BMG
               Form of Employment Agreement
               Form of Escrow Agreement
               Articles of Incorporation of BMG
               By-laws of BMG

               SCHEDULES

               Tangible Assets........................................2.1.2
               Contracts..............................................2.1.3
               Intangible Rights......................................2.1.4
               Tangible Assets..........................................5.6
               Liabilities..............................................5.7
               Obligations to Affiliates................................5.9
               Leasehold Interests.....................................5.10
               Employee Benefit Plans..................................5.11
               Employee Matters........................................5.12
               Insurance Policies......................................5.13
               Contracts and Commitments...............................5.14



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               Condition of Equipment, Furniture and Fixtures...........5.17
               Permits..................................................5.18
               Intangible Rights........................................5.19
               Litigation...............................................5.21
               Compliance with Laws.....................................5.22
               Material changes.........................................5.23
               Tax Returns..............................................5.24
               Accounts Receivable .....................................5.25
               Environmental Laws.......................................5.30

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                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          MED/WASTE, INC., Delaware corporation

DATE:     NOVEMBER 10, 1997               By:      /S/ DANIEL A. STAUBER
     -------------------------------         ---------------------------------
                                                      DANIEL A. STAUBER,
                                             President/Chief Executive Officer










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                                  EXHIBIT INDEX

2.1 Asset Purchase Agreement as of September 9, 1997 by and between Environmental Waste Reduction, Inc. and Med/Waste, Inc.

2.2 Agreement For Purchase of real Property between Med/Waste, Inc. and Kurt Scheuermann dated May 15, 1997.

2.3 Asset Purchase Agreement between Med/Waste, Inc. and K. S. Processing, Inc. dated May 15, 1997









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